UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
Date of Report - February 11, 2009 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	001-16831 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 11, 2009, Ingersoll-Rand Company Limited issued a press release announcing its fourth quarter and full year 2008 results.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.            Description

99.1                          Press Release of Ingersoll-Rand Company Limited dated February 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED (Registrant)

Date: February 11, 2009	By:	/s/ Steven R. Shawley,
Steven R. Shawley

Senior Vice President and Chief Financial Officer

Principal Financial Officer

EXHIBIT INDEX

Exhibit No.          Description

99.1                         Press Release of Ingersoll-Rand Company Limited dated February 11, 2009.